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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated January 15, 1999, with respect to the consolidated financial statements and schedule of Iterated Systems, Inc. incorporated by reference or appearing in its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.


                                         /s/ Ernst & Young LLP

Atlanta, Georgia
May 20, 1999